THE ADVISORS’ INNER CIRCLE FUND II

Frost Growth Equity Fund

Frost Value Equity Fund

Frost Mid Cap Equity Fund

Frost Municipal Bond Fund

Frost Total Return Bond Fund

Frost Credit Fund

Frost Low Duration Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated July 16, 2018 to:

•	the Institutional Class Shares and Investor Class Shares Statement of Additional Information, dated November 28, 2017 (the “Institutional Class and Investor Class SAI”); and

•	the A Class Shares Statement of Additional Information, dated June 1, 2018 (the “A Class Shares SAI and, together with the Institutional Class and Investor Class SAI, the “SAIs”).

This supplement provides new and additional information
beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective immediately, each Fund has elected to disclose its portfolio holdings daily. Accordingly, the fourth paragraph under the heading “Portfolio Holdings” in the SAIs is hereby deleted and replaced with the following:

Each Fund generally posts a detailed list of its securities (portfolio holdings) daily.  In addition, each Fund generally posts its ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund’s total assets, as of the most recent calendar month end, 10 calendar days after the end of the calendar month. These postings can be found on the internet at http://aicfundholdings.com/frost and generally remain until replaced by new postings as described above.  The Adviser may exclude any portion of a Fund’s portfolio holdings from publication when deemed in the best interest of the Fund. Additionally, each Fund publishes a quarterly fact sheet that includes, among other things, a list of its ten largest portfolio holdings, on a quarterly basis, generally within two (2) weeks after the end of each quarter. The fact sheets will be available without charge, upon request, by calling 1-877-71-FROST.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

FIA-SK-047-0100